SECOND AMENDMENT TO CREDIT AGREEMENT
                  ------------------------------------

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is effective as of May 31, 2004 by and among ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("AGENT"), for itself as a Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Amendment (as hereinafter defined).

                                RECITALS

     WHEREAS, Borrower, the other Credit Parties signatory thereto, Agent and the Lenders have entered into that certain Credit Agreement, dated as of April 9, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, Borrower, the other Credit Parties, Agent and the Requisite Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

     NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Requisite Lenders, Borrower and the Credit Parties agree as follows:


SECTION 1. AMENDMENT TO CREDIT AMENDMENT

     Clause (A) of Annex G to Credit Agreement is hereby amended and restated to read in its entirety as follows.

     (a). "Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures in excess of $20,000,000 in the aggregate during any Fiscal Year; provided, however, that the amount of permitted Capital Expenditures for each Fiscal Year may be increased by an amount equal to the lesser of the unspent amount of Capital Expenditures in any Fiscal Year or $7,500,000 (the "Carry Over Amount"). For purposes of determining compliance with this covenant, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in the succeeding Fiscal Year."


SECTION 2. CONDITION OF EFFECTIVENESS

     This Amendment shall be effective upon its execution and delivery by Borrower, each of the other Credit Parties, Agent and Requisite Lenders.


SECTION 3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES

     (a) The execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

     (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

     (c) Neither the execution, delivery and performance of this Amendment by each Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Credit Party's certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.


SECTION 4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT

     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (b) The amendments set forth in this Amendment are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document,
(ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) be a waiver of any Default or Event of Default arising out of any other failure of the Credit Parties to comply with the terms of the Credit Agreement, or (iv) constitute a waiver of or an amendment to any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.


SECTION 5. COSTS AND EXPENSES

     As provided in Section 11.3 of the Credit Amendment, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.


SECTION 6. GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.


SECTION 7. HEADINGS

     Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.


SECTION 8. COUNTERPARTS

     This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.


                        (signature page follows)





























     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


BORROWER


ICON HEALTH & FITNESS

BY:     /s/ S. Fred Beck
        -----------------------
Name:   S. Fred Beck
        -----------------------
Title:  Chief Financial Officer
        -----------------------


GENERAL ELECTRIC CAPITAL CORPORATION,
As Agent and Lender

BY:     /s/ Joseph Vapallo?
        -----------------------


THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

BY:
        -----------------------


JPMORGAN CHASE BANK,
as a Lender

BY:     /s/ Aris Capriotti?
        -----------------------


FLEET CAPITAL CORPORATION,
as a Lender

BY:     /s/ Andrew Wierman, AVP?
        -----------------------












        (Signature Page to Second Amendment to Credit Agreement)


SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

       /s/ Frank Amodio
--------------------------------
BY:    Frank Amodio
       -------------------------
       Duly Authorized Signature



ZIONS FIRST NATIONAL BANK,
as a Lender

       /s/ Jim C. Stanchfield
--------------------------------
BY:    Jim C. Stanchfield
       -------------------------
       Duly Authorized Signature



GMAC COMMERCIAL FINANCE, LLC (f/k/a GMAC
Business Credit, LLC)
as a Lender

       /s/ Robert E. McIntyre
--------------------------------
BY:    Robert E. McIntyre
       -------------------------
       Duly Authorized Signature



WELLS FARGO FOOTHILL, LLC,
as a Lender

       /s/ Brad Engel
--------------------------------
BY:    Brad Engel
       -------------------------
       Duly Authorized Signature












                 [Second Amendment to Credit Agreement]

     The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as borrowers.


HF HOLDINGS, INC.

BY:     /s/ B.B.?
        -----------------------
Name:
        -----------------------
Title:
        -----------------------


JUMPKING, INC.

BY:     /s/ S. Fred Beck
        -----------------------
Name:   S. Fred Beck
        -----------------------
Title:  Chief Financial Officer
        -----------------------


ICON INTERNATIONAL HOLDINGS

BY:     /s/ S. Fred Beck
        -----------------------
Name:   S. Fred Beck
        -----------------------
Title:  Chief Financial Officer
        -----------------------


UNIVERSAL TECHNICAL SERVICES

BY:     /s/ S. Fred Beck
        -----------------------
Name:   S. Fred Beck
        -----------------------
Title:  Chief Financial Officer
        -----------------------


ICON DU CANADA INC./ICON OF CANADA INC.

BY:     /s/ S. Fred Beck
        -----------------------
Name:   S. Fred Beck
        -----------------------
Title:  Chief Financial Officer
        -----------------------


        (Signature Page to Second Amendment to Credit Agreement)


     The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as borrowers.


510152 N.B. LTD.

BY:     /s/ M. Joseph Brough
        -----------------------
Name:   M. Joseph Brough
        -----------------------
Title:
        -----------------------


NORDICTRACK, INC.

BY:     /s/ S. Fred Beck
        -----------------------
Name:   S. Fred Beck
        -----------------------
Title:  Chief Financial Officer
        -----------------------


ICON IP.,INC.

BY:     /s/ S. Fred Beck
        -----------------------
Name:   S. Fred Beck
        -----------------------
Title:  Chief Financial Officer
        -----------------------


FREE MOTION FITNESS, INC.

BY:     /s/
        -----------------------
Name:
        -----------------------
Title:
        -----------------------













        (Signature Page to Second Amendment to Credit Agreement)